SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 19, 2002

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

   Delaware                            0-32301                        76-6168223
(State or Other Jurisdiction of    (Commission File             (I.R.S. Employer
        Incorporation)                 Number)               Identification No.)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.   Other Events.

         On August 19, 2002, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as
Exhibit 99.1, which is hereby incorporated herein by reference, announcing the filing of the plaintiffs' - appellants' Opening Brief with the U.S. Court of Appeals for the Federal Circuit. The Opening Brief was filed with the Court of Appeals on August 19, 2002, a copy of which is attached as Exhibit 99.2, and is hereby incorporated herein by reference. The description of Opening Brief is qualified in its entirety to the full text of such Brief.


Item 7.   Financial Statements and Exhibits.

              (c)      The following exhibits are filed with this report:

             Exhibit Number                      Description

                   99.1         Press Release Issued August 19, 2002.

                   99.2         Appellants' Opening Brief Filed August 19,
                                2002.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BANK UNITED CORP. LITIGATION CONTINGENT
                                PAYMENT RIGHTS TRUST


                                By:    /s/ Jonathon K. Heffron
                                       _______________________
                                Name:  Jonathon K. Heffron
                                Title: Litigation Trustee


Dated:   August 27, 2002


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                                  Exhibit Index

           Exhibit Number                          Description

                 99.1                Press Release Issued August 19, 2002.

                 99.2                Appellants' Opening Brief Filed August 19,
                                     2002.